BIO Corporate Presentation Quan Vu, CFO/CBO BIO International 2023

2 2BIO Corporate Presentation Forward Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward Looking Statements and Disclaimer

3 3BIO Corporate Presentation Ocugen is a Biotech Company Focused on the Development of Novel Gene/Cell Therapies and Vaccines Mission: to develop cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Founded: 2013 Headquarters: Malvern, PA R&D Center: Hyderabad, India Employees: ~100 Ticker Symbol: OCGN Cash Runway: 3Q2024* *Estimated based on our cash, cash equivalents, and investments balance of $76.7 million as of March 31, 2023, together with approximately $14.8 million in net proceeds from our May 2023 public offering of common stock.

Through Courageous Innovation, We are Leveraging Our First-in-Class Platforms to Address Serious Unmet Medical Needs



Modifier Gene Therapy Platform
First-in-Class

- **Therapeutic Focus:** inherited retinal diseases and larger blindness diseases with unmet need
- **Differentiator:** "master gene regulator"; gene-agnostic approach
- **Pipeline:**
  - OCU400 (Ph1/2): RP & LCA; orphan drug designation from FDA/EMA
    - Ph3 target: end of 2023
  - OCU410 (IND for Ph1/2): dry AMD
  - OCU410ST (IND for Ph1/2): Stargardt



Inhalation Vaccines Platform
First-in-Class

- **Therapeutic Focus:** flu and COVID-19
- **Differentiator:** inhalation for improved durability and transmission control
- **Pipeline:**
  - OCU500 (Preclin): COVID-19 bivalent
  - OCU510 (Preclin): flu quadrivalent
  - OCU520 (Preclin): COVID-19 + flu combo



Regenerative Cell Therapy Platform
First-in-Class

- **Therapeutic Focus:** articular cartilage lesions
- **Differentiator:** 3-D scaffold
- **Pipeline:**
  - NeoCart (Ph3): articular cartilage defects in the knee

LCA, Leber congenital amaurosis; **RP**, retinitis pigmentosa
OCU200: our biogics candidate for diabetic macular edema (IND submitted), diabetic retinopathy (IND-ready), and wet AMD (IND-ready)

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Modifier Gene Therapy Platform & OCU400 Breakthrough technology designed to address many rare and complex diseases that affect millions

6 6BIO Corporate Presentation Inherited Retinal Diseases Have a High Prevalence Rate and Involve Many Associated Genes 2 million >300 genes IRD 1.6 million >100 genes RP ~120,000 >25 genes LCA ~110,000 ~15,000~400,000 G on g et a l, 2 0 21 IRD, inherited retinal degeneration; LCA, Leber congenital amaurosis; RP, retinitis pigmentosa WW US

Modifier Gene Therapy Can Potentially Address Multiple Genetic Defects with a Single, Gene Agnostic Product

Modifier Gene Therapy

a "master gene regulator" to modify the expression of many genes and gene-networks; current single-gene focus impractical

Patients with Inherited Retinal Degeneration

utilizing this approach with a *single* subretinal injection could mean...

APPROACH


MODIFIER GENE M
GENE M
cell
GENE X

Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X

NR2E3 Delivery

IMPACT



"Molecular reset" of health & survival gene networks


cell
Cell with normal function

Restored retinal cell homeostasis


Unrescued
Rescued
ONL

ONL/photoreceptor survival



Improved visual outcomes and quality of life

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natureresearch
https://www.nature.com/articles/s41434-020-0134-z

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OCU400: Phase 1/2 Study Examines Safety and Exploratory Efficacy Endpoints, with Adult RP Enrollment Completed

Study Overview

Primary Endpoint: Safety

Safety of Subretinal Administration of OCU400

Exploratory Endpoints: Efficacy

Multi-Luminance Mobility Test (MLMT)

Best Corrected Visual Acuity (BCVA)

Clinical Trials.gov Identifier: NCT05203939

Enrollment Status

COMPLETED

Adult RP
18 subjects

- Autosomal recessive *NR2E3*
- Autosomal dominant *NR2E3*
- Autosomal dominant *RHO*

ENROLLING

Adult LCA
- Autosomal recessive *CEP290* **3 subjects**

Pediatric RP/LCA
- AR CEP290
- AD RHO
- AR/AD NR2E3

ocugen

LCA, Leber congenital amaurosis; RP, retinitis pigmentosa

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9 9BIO Corporate Presentation OCU400: Ongoing Phase 1/2 Trial Showed Positive Preliminary Efficacy Results in MLMT Total Subjects for Analyses (N=7); Pooled Analyses Subjects with 9-Months Follow-Up: Cohort 1, N=3 Subjects with 6-Months Follow-Up: N=1 from Cohort 1 and N=3 from Cohort 2 Total Subject for Analyses (N=3) Cohort 1 with 9-Months Follow-Up Improvement ≥ 1 Lux Level Improvement ≥ 2 Lux Level Improvement ≥ 2 Lux Level Treated Eye 71.4% 28.6% 66.7% Untreated Eye 28.6% 0.0% 0.0% Multi-Luminance Mobility Test (MLMT) MLMT is used as efficacy measure to assess visual function Lux Levels = 0 to 6 Light Intensity in Lux Ø Stability or improved MLMT scores: 100% of treated eyes Ø At least 1 Lux Level improvement (pooled analyses): 71% Ø At least 2 Lux Level improvement (pooled analyses): 29% Ø At least 2 Lux Level improvement (cohort 1 subjects with 9 months follow-up): 67% Note: 1 Lux Level Improvement = Change of 1 Lux Level in MLMT score from baseline

10 10BIO Corporate Presentation OCU400: Ongoing Phase 1/2 Trial Showed Positive Preliminary Efficacy Results in BCVA Score Total Subjects for Analyses (N=7) Subjects with 9-Months Follow-Up: Cohort 1, N=3 Subjects with 6-Months Follow-Up: N=1 from Cohort 1 and N=3 from Cohort 2 Improvement ≥ 8 Letters Treated Eye 42.9% Untreated Eye 0.0% Best Corrected Visual Acuity (BCVA) Score Ø Clinical significance: >7 letters improvement from baseline

11 11BIO Corporate Presentation Phase 3 Trial Initiation for OCU400 Expected at End of 2023, with Potential Approval and Launch in Late 2025/Early 2026 Ø Phase 3 plan: meet regulatory agencies in 3Q 2023 to potentially finalize program and overall package Ø LCA and pediatric patients: enrollment continuing for Phase 1/2 trial Ø Broad orphan drug designation: granted by FDA and EMA for RP & LCA LCA, Leber congenital amaurosis; RP, retinitis pigmentosa

OCU500 Inhalation Vaccine Series OCU500: COVID-19 OCU510: Flu OCU520: COVID-19 + Flu Combination

OCU500 Series: Next-Generation Inhalation Vaccine Candidates Can Potentially Enhance Durability and Reduce Transmission

Focus: inhaled mucosal vaccine platform based on chAd vector

Inhalation route offers potential for broad, durable protection and transmission reduction

- High neutralizing and effector responses: demonstrated in multiple preclinical studies
- Potentially superior durability over intramuscular administration with lower dose
  - Immune response up to 1 year: clinical studies showed mucosal antibodies, systemic antibodies, durable immune response
  - Low dosing: 1/5 of the dose versus intramuscular administration

Program in Alignment with American Pandemic Preparedness Plan to respond to infectious diseases

- Multiple proposal submissions: federal funding of inhaled vaccines platform
- Ongoing dialogue: with government agencies regarding the inhaled vaccines platform

OCU520
A combination quadrivalent flu and bivalent COVID19 vaccine



OCU500
A bivalent COVID-19 vaccine



OCU510
A seasonal quadrivalent flu vaccine



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14 14BIO Corporate Presentation OCU400 & OCU500 Series are Ocugen’s Transformational Steps to Becoming a Fully-Integrated, Patient-Centric Company… Focused on Vaccines in Support of Public Health, and Gene and Cell Therapies Targeting Unmet Medical Needs Through Courageous Innovation